SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        10/25/99

                              Financial Asset Securitization, Inc.
               Mortgage Participation Securities Series 1997 NAMC1
                   (Exact name of registrant as specified in its charter)


   Virginia          0-15483        53-1526174
(State or Other Jurisdiction (Commission (I.R.S. Employer of Incorporation) File Number) Identification No.)

901 East Byrd Street
Richmond, Virginia                                                        23219
(Address of Principal Executive (Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item Other Events

                   On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated October 25, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                   A.           Monthly Report Information:
                                See Exhibit No. 1

                   B.           Have any deficiencies occurred?   NO.
                                            Date:
                                            Amount:

                   C.           Item 1: Legal Proceedings: NONE

                   D.           Item 2: Changes in Securities: NONE

                   E. Item 4: Submission of Matters to a Vote of Certificate holders: NONE

                   F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
  1  Distribution Report dated:     10/25/99


                                            Loss of   Reimburse-
     Beginning                              Prin-     ment of    Remaining
     Balance       Principal    Interest    cipal     Losses     Balance
FXA-1         0.00         0.00        0.00      0.00       0.00          0.00
FXA-220,084,036.13    16,276.23  129,709.40      0.00       0.00 20,067,759.90
FXA-3         0.00         0.00        0.00      0.00       0.00          0.00
FXA-4 2,692,552.92   583,168.93   16,828.46      0.00       0.00  2,109,383.98
FXA-5 5,125,000.00         0.00   33,098.96      0.00       0.00  5,125,000.00
FXA-6 4,001,000.00         0.00   25,839.79      0.00       0.00  4,001,000.00
FXA-7 1,000,000.00         0.00    6,458.33      0.00       0.00  1,000,000.00
FXA-8   897,517.63   194,389.64    4,362.31      0.00       0.00    703,127.99
FXA-9   897,517.63 NA              1,995.11 NA              0.00    703,127.99
FXP      65,034.78        69.66 NA               0.00       0.00     64,965.12
FXS   3,441,402.85 NA             22,225.73 NA              0.00  3,351,499.16
A-1           0.00         0.00        0.00      0.00       0.00          0.00
A-2   5,922,155.90   324,261.59   38,247.26      0.00       0.00  5,597,894.32
A-3   1,951,000.00         0.00   12,600.21      0.00       0.00  1,951,000.00
A-4  13,389,276.19    12,644.07   86,472.41      0.00       0.00 13,376,632.12
P       617,980.07     6,297.12 NA               0.00       0.00    611,682.95
S       331,229.92 NA              2,139.19 NA              0.00    330,811.62
B-1   5,080,339.97     4,397.11   32,810.53      0.00       0.00  5,075,942.86
B-2   2,066,579.09     1,788.65   13,346.66      0.00       0.00  2,064,790.44
B-3   1,291,611.57     1,117.91    8,341.66      0.00       0.00  1,290,493.66
B-4     774,966.51       670.74    5,004.99      0.00       0.00    774,295.77
B-5     430,537.84       372.64    2,780.56      0.00       0.00    430,165.20
B-6     536,198.91       464.09    3,462.95      0.00       0.00    535,734.82
R             0.00         0.00        0.00      0.00 NA                  0.00
RP            0.00         0.00        0.00      0.00 NA                  0.00


                   Beginning                          Remaining
     Class         Balance      Principal   Interest  Balance
     FXA-1               0.00000     0.00000   0.00000    0.00000
     FXA-2             979.70908     0.79396   6.32729  978.91512
     FXA-3               0.00000     0.00000   0.00000    0.00000
     FXA-4             203.97549    44.17821   1.27485  159.79728
     FXA-5            1000.00000     0.00000   6.45833 1000.00000
     FXA-6            1000.00000     0.00000   6.45833 1000.00000
     FXA-7            1000.00000     0.00000   6.45833 1000.00000
     FXA-8              32.44137     7.02634   0.15768   25.41503
     FXA-9              32.44137     0.00000   0.07211   25.41503
     FXP               799.06105     0.85589   0.00000  798.20516
     FXS               352.93974     0.00000   2.27940  343.71950
     A-1                 0.00000     0.00000   0.00000    0.00000
     A-2               850.64003    46.57592   5.49372  804.06411
     A-3              1000.00000     0.00000   6.45833 1000.00000
     A-4               977.31943     0.92292   6.31185  976.39651
     P                 568.13686     5.78923   0.00000  562.34763
     S                 275.62986     0.00000   1.78011  275.28178
     B-1               978.72419     0.84710   6.32093  977.87709
     B-2               978.72420     0.84710   6.32093  977.87710
     B-3               978.72421     0.84710   6.32093  977.87711
     B-4               978.72416     0.84709   6.32092  977.87706
     B-5               978.72420     0.84711   6.32093  977.87709
     B-6               761.82473     0.65937   4.92012  761.16536
     R                   0.00000     0.00000   0.00000    0.00000
     RP                  0.00000     0.00000   0.00000    0.00000


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Financial Asset Securitization, Inc.



                                            By        /s/ Richard Tarnas
                                            Name:   Richard Tarnas
                                            Title:    Vice President,
                                            The First National Bank of Chicago

Dated: October 31, 1999